UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2025

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Oceangate, Suite 100,	Long Beach,	California	90802

(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
 ☐

Item 7.01. Regulation FD Disclosure.

On November 17, 2025, Molina Healthcare, Inc., a Delaware corporation (the “Company”), announced that it had priced $850 million aggregate principal amount of the Company’s 6.500% senior notes due 2031 (the “Notes”), in a private offering to individuals reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The offering is expected to close on or about November 20, 2025, subject to the satisfaction of customary closing conditions. This Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act or the securities laws of any other jurisdiction.

On November 17, 2025, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued November 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: November 17, 2025	By:	/s/ Jeff Barlow
Jeff Barlow Chief Legal Officer and Secretary